          ------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                               GLOBAL OPPORTUNITY
                                 BOND FUND, INC.
          ------------------------------------------------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                       GLOBAL OPPORTUNITY BOND FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, the Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 3.83% compared to 3.05% for the Emerging Markets Bond/ High Yield blended benchmark (the "Emerging Markets/High Yield benchmark"), and 2.03% for the Latin American/Emerging Markets/High Yield blended benchmark (the "Latin/Emerging Markets/High Yield benchmark"). For the period from the Fund's commencement of operations on May 27, 1994 through June 30, 2000, the Fund's total return, based on net asset value per share, was 73.70% compared to 87.43% for the Emerging Markets/High Yield benchmark, and 80.43% for the Latin/Emerging Markets/High Yield benchmark. Effective January 1, 2000, the Fund uses as its benchmark the Emerging Markets/High Yield benchmark, which is comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the C.S. First Boston High Yield Index. At June 30, 2000, the Fund's investments in debt instruments were comprised of 64% emerging markets debt securities and 36% U.S. high yield securities. However, the Fund's weightings in these asset classes are not restricted and will, under normal circumstances, fluctuate depending on market conditions.

On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $8 5/8, representing a 16.6% discount to the Fund's net asset value per share.

The global high yield market had mixed results in the first half of 2000. Stock market volatility and several rate hikes by the Federal Reserve caused investors to move money away from U.S. high yield securities. High yield spreads widened by 155 basis points from the end of 1999. Emerging markets debt had better results as investors looked past this news, for the most part, and focused on the good economic growth and better fiscal and political environments that occurred in the developing countries. Several countries had their credit ratings upgraded, including Mexico, Russia, South Africa, Hungary and Tunisia.

During the second quarter of 2000, we had an above-benchmark allocation to emerging markets which contributed to performance. Positions in Russia and Brazil also added to returns while Colombia and the Philippines detracted from results. An overweight position in the telecommunications sector was another drag on performance as this sector performed poorly due mostly to the volatility of the stock market and a poor technical situation. Our higher quality portfolio than the benchmark benefited our returns as BB securities outperformed lower rated bonds during the second quarter of 2000. Our overweight allocation to the gaming sector also increased returns as this sector was one of the best performing sectors in the high yield market.

In terms of portfolio activity, we lowered our allocation to emerging markets debt in late March 2000 based on our view that this sector looked "rich" compared to high yield. However, we currently have a close to benchmark weighting in the sectors. We also added to our positions in telecommunications as we feel this sector has become more undervalued.

We are optimistic about attaining better returns in the global high yield market over the coming months. The U.S. high yield market continues to trade at spread levels only surpassed during the last U.S. recession in the early 1990's. The emerging markets debt asset class should continue to show good returns as both the economic and political landscape in developing countries continue to improve. Evidence is starting to appear that the Federal Reserve might be able to stop or slow down the restrictive stance that it has had for over the past year. The supply in the new issue market for high yield has slowed considerably this year with issuance down over 50% from the same period last year. Stability is what the high yield market needs: a Federal Reserve on hold, less volatile interest rates and stock market, continued moderate new issue supply, and less outflows (or possi-bly inflows) from high yield mutual funds. We are hopeful that this stability will emerge soon.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

HIGH YIELD FIXED INCOME SECURITIES, ALSO KNOWN AS "JUNK BONDS" ARE CONSIDERED SPECULATIVE, INVOLVE GREATER RISK OF DEFAULT AND TEND TO BE MORE VOLATILE THAN INVESTMENT GRADE FIXED INCOME SECURITIES.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                               TOTAL RETURN(%)
                                     ---------------------------------------------------------------------------------------------
                                        MARKET VALUE(1)      NET ASSET VALUE(2)     EMBHY INDEX(3)             LEMBHY INDEX(4)
                                     --------------------   ----------------------------------------------------------------------
                                                  AVERAGE                AVERAGE                AVERAGE                   AVERAGE
                                     CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL      CUMULATIVE    ANNUAL
                                     ----------   -------   ----------   -------   ----------   -------      ----------   -------
            YEAR TO DATE                9.27%         --        3.83%        --        3.05%         --         2.03%        --
            ONE YEAR                   -2.82       -2.82%      16.67      16.67%       9.79        9.79%        8.81        8.81%
            FIVE YEAR                  44.99        7.71       71.21      11.35       72.02       11.46        66.88       10.79
            SINCE INCEPTION*           44.97        6.28       73.70       9.48       87.43       10.86        80.43       10.17

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION:

[CHART]

                                                              YEAR ENDED DECEMBER 31,                                   SIX MONTHS
                                                                                                                          ENDED
                                                                                                                         JUNE 30,
                                   1994*        1995          1996            1997           1998           1999           2000
                                   ----         ----          ----            ----           ----           ----           ----
Net Asset Value Per Share ......  $12.25       $12.99        $14.86          $13.74          $9.64         $10.56        $10.35
Market Value Per Share .........  $12.50       $12.50        $14.63          $13.13          $8.31         $ 8.38        $ 8.63
Premium/(Discount) .............     2.0%        -3.8%         -1.5%           -4.4%         -13.8%         -20.6%        -16.6%
Income Dividends ...............  $ 0.91       $ 1.59        $ 1.49          $ 1.30          $1.18         $ 1.05        $ 0.52
Capital Gains Distributions ....      --           --        $ 0.50          $ 2.30          $0.06             --            --
Fund Total Return (2) ..........   -6.42%       20.34%        31.45%          17.38%        -21.57%         22.73%         3.83%
EMBHY Index Total Return (3) ...   -0.85%       22.16%        23.50%          12.52%         -4.74%         13.44%         3.05%
LEMBHY Index Total Return (4) ..   -0.46%       22.37%        25.36%          12.56%         -3.19%         12.41%         2.03%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) From January 1, 2000, the Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the CS First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of June 30, 2000, the Fund's investment in debt instruments was comprised of 64% emerging markets debt securities and 36% U.S. high yield securities. The Fund's performance will be compared to this benchmark as the country weightings represented by the benchmark are more representative of the Fund's portfolio.
(4) The Fund formerly used as its benchmark, for purpose of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index, and 50% of the CS First Boston High Yield Index.
*    The Fund commenced operations on May 27, 1994.

Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Debt Securities                   (93.4%)
Short-Term Investments             (5.1%)
Equity Securities                  (1.5%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

United States                             (37.6%)
Argentina                                 (11.8%)
Brazil                                    (11.8%)
Mexico                                     (8.9%)
Russia                                     (6.2%)
Philippines                                (4.0%)
Colombia                                   (3.3%)
Turkey                                     (2.1%)
United Kingdom                             (2.2%)
Bulgaria                                   (1.9%)
Other                                     (10.2%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                     PERCENT OF
                                                                       TOTAL
                                                                    INVESTMENTS
                                                                    ------------
 1.  Republic of Argentina 11.75%, 6/15/15 (Argentina)                  4.4%
 2.  Russia Principal Note PIK
       7.938%, 12/15/20 (Russia)                                        3.9
 3.  Federative Republic of Brazil Global Bond
       14.50%, 10/15/09 (Brazil)                                        2.7
 4.  Republic of Philippines
       10.625%, 3/16/25 (Philippines)                                   2.6
 5.  Republic of Colombia Global Bond
       11.75%, 2/25/20 (Colombia)                                       2.4
 6.  Federative Republic of Brazil Global Bond
       12.25%, 3/06/30 (Brazil)                                         2.3
 7.  United Mexican States Discount Bond `A'
       7.313%, 12/31/19 (Mexico)                                        2.2
 8.  Republic of Argentina
       11.75%, 4/07/09 (Argentina)                                      2.2
 9.  Russian Federation
       12.75%, 6/24/28 (Russia)                                         2.1
10.  Nextel Communications, Inc. Step Bond
       0.00%, 9/15/07 (United States)                                   2.0
                                                                       -----
                                                                       26.8%
                                                                       =====

*    Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------
JUNE 30, 2000

                                                                          FACE
                                                                         AMOUNT             VALUE
                                                                          (000)             (000)
---------------------------------------------------------------------------------------------------
DEBT INSTRUMENTS (93.4%)
---------------------------------------------------------------------------------------------------
ALGERIA (1.1%)
SOVEREIGN (1.1%)
Republic of Algeria Loan Agreement, Tranche 1
Zero Coupon, 3/31/10                                               U.S.$     200       U.S.$   165
Republic of Algeria Loan Agreement, Tranche 3,
Zero Coupon, 3/31/10                                                         500               389
                                                                                      -------------
                                                                                               554
                                                                                      -------------
---------------------------------------------------------------------------------------------------
ARGENTINA (9.8%)
CORPORATE (1.5%)
(d)Cablevision SA
13.75%, 5/1/09                                                               100                91
(d)CIA International Telecom
10.375%, 8/1/04                                                    ARP       300               264
(c)CTI Holdings SA
0.00%, 4/15/08                                                     U.S.$     325               187
(d)Multicanal SA
13.125%, 4/15/09                                                             190               184
                                                                                      -------------
                                                                                               726
SOVEREIGN (8.3%)                                                                      -------------
(e)Republic of Argentina
11.75%, 4/7/09                                                             1,150             1,072
11.75%, 6/15/15                                                            2,330             2,120
(b)Republic of Argentina 'L'
7.375%, 3/31/05                                                              928               847
                                                                                      -------------
                                                                                             4,039
                                                                                      -------------
                                                                                             4,765
                                                                                      -------------
---------------------------------------------------------------------------------------------------
AUSTRALIA (0.3%)
CORPORATE (0.3%)
Murrin Murrin Holdings
Property Ltd.
9.375%, 8/31/07                                                              160               139
                                                                                      -------------
---------------------------------------------------------------------------------------------------
BRAZIL (11.8%)
CORPORATE (0.6%)
(b)Banco Nacional de Desenvolvimento
Economico e Social
12.554%, 6/16/08                                                   U.S.$     300               282
SOVEREIGN (11.2%)                                                                     -------------
Federative Republic of Brazil 'C'
Bond 'L'
8.00%, 4/15/14                                                               246               179
SOVEREIGN (CONTINUED)
Federative Republic of Brazil 'C'
Bond PIK
8.00%, 4/15/14                                                     U.S.$     866       U.S.$   628
(b)Federative Republic of Brazil 'EI-L' Bond
7.375%, 4/15/06                                                              465               424
(c)Federative Republic of Brazil 'Z-L' Bond
6.00%, 4/15/24                                                               200               131
(b,e)Federative Republic of Brazil
Debt Conversion 'L'
7.438%, 4/15/12                                                              840               619
(b,e)Federative Republic of Brazil
Discount Bond
7.375%, 4/15/24                                                              600               475
(b)Federative Republic of Brazil E-I
Euro
7.375%, 4/15/06                                                              279               254
Federative Republic of Brazil
Global Bond
12.25%, 3/6/30                                                             1,200             1,098
14.50%, 10/15/09                                                           1,260             1,335
(b)Federative Republic of Brazil
New Money 'L' Bond
7.438%, 4/15/09                                                              390               326
                                                                                      -------------
                                                                                             5,469
                                                                                      -------------
                                                                                             5,751
                                                                                      -------------
---------------------------------------------------------------------------------------------------
BULGARIA (1.9%)
SOVEREIGN (1.9%)
(b)Republic of Bulgaria
Front Loaded Interest
Reduction Bond
7.063%, 7/28/24                                                              540               428
(b,e)Republic of Bulgaria Past
Due Interest Bond
7.063%, 7/28/11                                                              600               476
                                                                                      -------------
                                                                                               904
                                                                                      -------------
---------------------------------------------------------------------------------------------------
COLOMBIA (3.3%)
CORPORATE (0.8%)
(c,d)Occidente y Caribe
14.00%, 3/15/04                                                              550               391
SOVEREIGN (2.5%)
Republic of Colombia Global Bond
(e)9.75%, 4/23/09                                                            100                79
11.75%, 2/25/20                                                            1,400             1,151
                                                                                      -------------
                                                                                             1,230
                                                                                      -------------
                                                                                             1,621
                                                                                      -------------
---------------------------------------------------------------------------------------------------

    The accompanying notes ar an integral part of the financial statements.

                                                                          FACE
                                                                         AMOUNT             VALUE
                                                                          (000)             (000)
---------------------------------------------------------------------------------------------------
DENMARK (0.5%)
CORPORATE (0.5%)
(d)Callahan Nordrhein Westfalen
14.00%, 7/15/10                                                    U.S.$     250       U.S.$   250
                                                                                      -------------
---------------------------------------------------------------------------------------------------
ECUADOR (0.4%)
Sovereign (0.4%)
(b)Republic of Ecuador Discount Bond
6.75%, 2/28/25                                                               510               203
                                                                                      -------------
---------------------------------------------------------------------------------------------------
GERMANY (0.1%)
CORPORATE (0.1%)
(d)Sirona Dental Systems
9.125%, 7/15/08                                                    EUR        77                60
                                                                                      -------------
---------------------------------------------------------------------------------------------------
INDONESIA (1.1%)
CORPORATE (1.1%)
Indah Kiat International Finance 'B'
11.875%, 6/15/02                                                   U.S.$     100                81
(d)Paiton Energy Funding BV
9.34%, 2/15/14                                                               225                45
Tjiwi Kimia International Global Bond
13.25%, 8/1/01                                                               450               396
                                                                                      -------------
                                                                                               522
                                                                                      -------------
---------------------------------------------------------------------------------------------------
IVORY COAST (0.1%)
SOVEREIGN (0.1%)
(b)Ivory Coast
2.00%, 3/29/18                                                               400                64
                                                                                      -------------
---------------------------------------------------------------------------------------------------
JORDAN (0.3%)
SOVEREIGN (0.3%)
(b,d)Jordan Discount Bond
7.75%, 12/23/23                                                              155               120
                                                                                      -------------
---------------------------------------------------------------------------------------------------
MEXICO (8.9%)
CORPORATE (2.7%)
(d)Grupo Elektra SA
12.00%, 4/1/08                                                               100                91
Grupo Iusacell SA de CV
14.25%, 12/1/06                                                              150               155
(d)Maxcom Corp.
13.75%, 4/1/07                                                               150               133
Petroleos Mexicanos
9.50%, 9/15/27                                                               350               355
(d)Sanluis Corp. SA
8.875%, 3/18/08                                                              350               320
(d)TV Azteca 'B'
10.50%, 2/15/07                                                              300               268
                                                                                      -------------
                                                                                             1,322
                                                                                      -------------
SOVEREIGN (6.2%)
(d)United Mexican States
7.50%, 3/8/10                                                      EUR       200       U.S.$   184
(b,e)United Mexican States Discount
Bond 'A'
7.313%, 12/31/19                                                   U.S.$   1,110             1,091
(b,e)United Mexican States Discount
Bond 'B'
7.603%, 12/31/19                                                             250               246
(b)United Mexican States Discount
Bond 'C'
7.80%, 12/31/19                                                              100                98
(b)United Mexican States Discount
Bond 'D'
7.925%, 12/31/19                                                             850               835
United Mexican States Par Bond
'W- B'
6.25%, 12/31/19                                                              650               540
                                                                                      -------------
                                                                                             2,994
                                                                                      -------------
                                                                                             4,316
                                                                                      -------------
---------------------------------------------------------------------------------------------------
MOROCCO (0.6%)
SOVEREIGN (0.6%)
(b)Morocco R&C 'A'
7.75%, 1/1/09                                                                337               303
                                                                                      -------------
---------------------------------------------------------------------------------------------------
NETHERLANDS (1.3%)
CORPORATE (1.3%)
Hermes Europe Railtel
B.V.
11.50%, 8/15/07                                                              190               165
(d)Tele1
13.00%, 5/15/09                                                    EUR       175               170
(d)United Pan-Europe
Communications NV
10.875%, 8/1/09                                                    U.S.$     350               307
                                                                                      -------------
                                                                                               642
                                                                                      -------------
---------------------------------------------------------------------------------------------------
PANAMA (0.2%)
SOVEREIGN (0.2%)
(b)Republic of Panama Past Due
Interest Bond PIK
7.063%, 7/17/16                                                              111                91
                                                                                      -------------
---------------------------------------------------------------------------------------------------
PERU (1.7%)
SOVEREIGN (1.7%)
(c,d)Republic of Peru Front Loaded
Interest Reduction Bond
3.75%, 3/7/17                                                              1,050               638
(c)Republic of Peru Past Due
Interest Bond
4.50%, 3/7/17                                                                270               181
                                                                                      -------------
                                                                                               819
                                                                                      -------------
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                            FACE
                                                                          AMOUNT             VALUE
                                                                           (000)             (000)
---------------------------------------------------------------------------------------------------
PHILIPPINES (4.0%)
CORPORATE (1.0%)
(d)Bayan Telecommunications
13.50%, 7/15/06                                                    U.S.$     800       U.S.$   468
SOVEREIGN (3.0%)
Republic of Philippines
9.875%, 1/15/19                                                              300               246
10.625%, 3/16/25                                                           1,450             1,245
                                                                                      -------------
                                                                                             1,491
                                                                                      -------------
                                                                                             1,959
                                                                                      -------------
---------------------------------------------------------------------------------------------------
POLAND (1.3%)
CORPORATE (1.3%)
Netia Holdings II B.V.
13.50%, 6/15/09                                                    EUR       375               358
(d)PTC International Finance II SA
11.25%, 12/1/09                                                              185               179
11.25%, 12/1/09                                                    U.S.$     100               101
                                                                                      -------------
                                                                                               638
                                                                                      -------------
---------------------------------------------------------------------------------------------------
QATAR (0.1%)
CORPORATE (0.1%)
(d)RAS Laffan Liquid Natural Gas
8.294%, 3/15/14                                                               60                56
                                                                                      -------------
---------------------------------------------------------------------------------------------------
RUSSIA (6.2%)
SOVEREIGN (6.2%)
(b)Russia Interest Arrears Notes
7.938%, 12/15/15                                                             350               109
(b)Russia Principal Note PIK
7.938%, 12/15/20                                                           6,235             1,917
Russian Federation
12.75%, 6/24/28                                                            1,150               999
                                                                                      -------------
                                                                                             3,025
                                                                                      -------------
---------------------------------------------------------------------------------------------------
TURKEY (1.2%)
CORPORATE (0.5%)
(d)Cellco Finance NV
15.00%, 8/1/05                                                               220               237
SOVEREIGN (0.7%)
Turkey Linked Structured Note
8/7/00                                                                       310               323
                                                                                      -------------
                                                                                               560
                                                                                      -------------
---------------------------------------------------------------------------------------------------
UNITED KINGDOM (2.2%)
CORPORATE (2.2%)
Colt Telecommunications Group plc
7.625%, 7/31/08                                                    EUR       205               179
Dolphin Telecommunication plc
(c,d)0.00%, 6/1/08                                                           190                65
(c)0.00%, 5/15/09                                                  U.S.$     275                98
---------------------------------------------------------------------------------------------------
CORPORATE (CONTINUED)
(d)Esprit Telecommunications Group plc
11.00%, 6/15/08                                                    EUR       233       U.S.$   164
(d)HMV Media Group plc
10.875%, 5/15/08                                                   GBP       125               132
RSL Communications plc
(c)0.00%, 6/15/08                                                  EUR       256               104
9.125%, 3/1/08                                                     U.S.$     510               332
                                                                                      -------------
                                                                                             1,074
                                                                                      -------------
---------------------------------------------------------------------------------------------------
UNITED STATES (34.0%)
ASSET BACKED SECURITIES (2.7%)
(d)Aircraft Lease Portfolio Securitization
Ltd. 1996-1 P1D
12.75%, 6/15/06                                                              322               309
(d)CA FM Lease Trust
8.50%, 7/15/17                                                               224               207
CFS 1997-5 'A1'
7.72%, 6/15/05                                                               248                62
DR Securitized Lease Trust
6.66%, 8/15/10                                                                75                63
7.60%, 8/15/07                                                               384               350
First Home Mortgage Acceptance
Corp.,
7.929%, 11/1/18                                                              243                83
Jet Equipment Trust 'C1'
11.79%, 6/15/13                                                              175               196
Long Beach Auto 1997-1, 'B'
14.22%, 10/26/03                                                              41                41
                                                                                      -------------
                                                                                             1,311
                                                                                      -------------
(d)Adelphia Communications Corp. 'B'
7.75%, 1/15/09                                                               205               173
8.375%, 2/1/08                                                               160               142
9.875%, 3/1/07                                                               150               144
Centex Corp.
9.75%, 6/15/05                                                               150               152
Chancellor Media Corp.
9.00%, 10/1/08                                                               125               127
Chancellor Media Corp. 'B'
8.125%, 12/15/07                                                             315               317
(d)Charter Communications
10.25%, 1/15/10                                                              285               276
D.R. Horton, Inc.
8.00%, 2/1/09                                                                100                86
(d)Echostar DBS Corp.
9.375%, 2/1/09                                                               200               193
(d)EES Coke Battery Co., Inc.
9.382%, 4/15/07                                                              100                94
Exodus Communications, Inc.
11.625%, 7/15/10                                                             165               166
Global Crossing Holdings Ltd.
9.625%, 5/15/08                                                              625               608
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                          FACE
                                                                         AMOUNT            AMOUNT
                                                                          (000)             (000)
---------------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
CORPORATE (CONTINUED)
Globalstar LP
11.375%, 2/15/04                                                   U.S.$     150       U.S.$    43
11.50%, 6/1/05                                                                30                 8
Globix Corp.
12.50%, 2/1/10                                                               125               104
(c,d)GT Group Telecom
0.00%, 2/1/10                                                                240               133
(d)Hayes Lemmerz International, Inc.
8.25%, 12/15/08                                                              530               448
HCA- The Healthcare Co.
6.91%, 6/15/05                                                               160               146
7.00%, 7/1/07                                                                200               178
7.58%, 9/15/25                                                               130               103
7.69%, 6/15/25                                                               220               179
Hilton Hotels
7.95%, 4/15/07                                                               185               173
HMH Properties 'A'
7.875%, 8/1/05                                                               355               327
(d)Horseshoe Gaming Holdings
8.625%, 5/15/09                                                              745               700
Huntsman ICI Chemicals
10.125%, 7/1/09                                                    EUR       225               215
(d)10.125%, 7/1/09                                                 U.S.$     225               226
(c)Intermedia Communications, Inc. 'B'
0.00%, 7/15/07                                                               625               488
Intl. Game Technology
8.375%, 5/15/09                                                              235               223
Lennar Corp.
9.95%, 5/1/10                                                                130               127
Level 3 Communications, Inc.
9.125%, 5/1/08                                                               975               875
Lyondell Chemical Co.
9.625%, 5/1/07                                                               145               144
Motient Corp.
12.25%, 4/1/08                                                               180               136
Musicland Group, Inc.
9.00%, 6/15/03                                                               100                91
Musicland Group, Inc. 'B'
9.875%, 3/15/08                                                              175               146
National  Steel  Corp. 'D'
9.875%, 3/1/09                                                               225               191
(c)Nextel Communications, Inc.
0.00%, 9/15/07                                                             1,250               980
0.00%, 2/15/08                                                               300               219
NEXTLINK Communications, Inc.
(c)0.00%, 4/15/08                                                            720               454
10.75%, 11/15/08                                                             250               249
(a,d,f)NSM Steel, Inc.
12.25%, 2/1/08                                                               100                --@
(c)NTL, Inc. 'B'
0.00%, 4/1/08                                                      GBP       330               307
CORPORATE (CONTINUED)
Onepoint Communications Corp. 'B'
14.50%, 6/1/08                                                     U.S.$     145       U.S.$    73
Park Place Entertainment
7.875%, 12/15/05                                                             720               675
(d)Primus Telecommunications
Group, Inc.
11.25%, 1/5/09                                                               100                82
(d)Primus Telecommunications
Group, Inc. 'B'
9.875%, 5/15/08                                                              145               112
PSINet, Inc.
11.00%, 8/1/09                                                               460               434
(d)PSINet, Inc. 'B'
10.00%, 2/15/05                                                              110               102
(c)RCN Corp. 'B'
0.00%, 10/15/07                                                              450               279
0.00%, 2/15/08                                                               225               127
(c)Rhythms Netconnections 'B'
0.00%, 5/15/08                                                               450               184
Rhythms NetConnections, Inc.
14.00%, 2/15/10                                                               75                54
Station Casinos, Inc.
(d)8.875%, 12/1/08                                                           425               405
10.125%, 3/15/06                                                             205               208
Tenet Healthcare Corp.
8.625%, 1/15/07                                                              405               385
TNP Enterprises, Inc.
14.50%, 4/1/11                                                                20               198
(c)Viatel, Inc.
0.00%, 4/15/08                                                               380               175
Vintage Petroleum
8.625%, 2/1/09                                                               150               143
(c,d)WAM! Net Inc. 'B'
0.00%, 3/1/05                                                                365               204
Waste Management, Inc.
(d)6.875%, 5/15/09                                                            35                31
7.00%, 10/15/06                                                              125               115
7.125%, 10/1/07                                                              315               288
7.125%, 12/15/17                                                              40                33
7.65%, 3/15/11                                                                50                46
(c)Winstar Communications Inc.
0.00%, 4/15/10                                                             1,445               665
(d)XM Satellite Radio Holdings Inc.
14.00%, 3/15/10                                                              175               153
                                                                                      -------------
                                                                                            15,262
                                                                                      -------------
                                                                                            16,573
                                                                                      -------------
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                          FACE
                                                                         AMOUNT            VALUE
                                                                          (000)            (000)
---------------------------------------------------------------------------------------------------
VENEZUELA (1.0%)
SOVEREIGN (1.0%)
Republic of Venezuela Global Bond
9.25%, 9/15/27                                                     U.S.$     450       U.S.$   297
Republic of Venezuela Par Bond
6.75%, 3/31/20                                                               250               175
                                                                                      -------------
                                                                                               472
                                                                                      -------------
---------------------------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
(Cost U.S.$47,183)                                                                          45,481
                                                                                      -------------
---------------------------------------------------------------------------------------------------
                                                                      SHARES
---------------------------------------------------------------------------------------------------
COMMON STOCK (0.1%)
SWEDEN
(a,d)Tele1 ADR
(Cost U.S.$--@)                                                            3,288                40
                                                                                      -------------
---------------------------------------------------------------------------------------------------
PREFERRED STOCK (1.4%)
UNITED STATES
Concentric Network Corp. 'B',
13.50%                                                                     1,263               125
(a)Dobson Communications Corp.
PIK 13.00%                                                                 1,084               112
IXC Communications, Inc. 'B',
12.50%                                                                       194               194
Kmart Financing, 7.75%                                                     2,000                73
(a)Paxson Communications Corp.,
PIK 13.25%                                                                 1,819               174
                                                                                      -------------
---------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
(Cost U.S.$611)                                                                                678
                                                                                      -------------
---------------------------------------------------------------------------------------------------
                                                                    NO. OF
                                                                    WARRANTS
---------------------------------------------------------------------------------------------------
WARRANTS (0.0%)
---------------------------------------------------------------------------------------------------
COLOMBIA (0.0%)
(a,d)Occidente y Caribe, expiring
3/15/04                                                                   21,790                 8
                                                                                      -------------
---------------------------------------------------------------------------------------------------
                                                                     NO. OF                VALUE
                                                                     WARRANTS              (000)
---------------------------------------------------------------------------------------------------
UNITED STATES (0.0%)
(a,d)Motient Corp., expiring 4/1/08                                        1,800       U.S.$     6
(a,d)NSM Steel, Inc., expiring 2/1/08                                    633,090                 1
(a,d)Onepoint Communications
Corp., expiring 6/1/08                                                     1,450                 3
(a)WAM! Net., Inc., expiring 3/1/05                                        6,000                 7
                                                                                      -------------
                                                                                                17
                                                                                      -------------
---------------------------------------------------------------------------------------------------
TOTAL WARRANTS
(Cost U.S.$14)                                                                                  25
                                                                                      -------------
---------------------------------------------------------------------------------------------------
                                                                      FACE
                                                                     AMOUNT
                                                                      (000)
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.1%)
---------------------------------------------------------------------------------------------------
ARGENTINA (2.0%)
COMMERCIAL PAPER
Republic of Argentina
7/8/00                                                             U.S.$   1,000               979
                                                                                      -------------
---------------------------------------------------------------------------------------------------
TURKEY (0.9%)
BILLS
Turkey Treasury Bill
8/23/00                                                         TRL 287,900 ,000               410
                                                                                      -------------
---------------------------------------------------------------------------------------------------
UNITED STATES (2.2%)
BILLS (0.2%)
U.S. Treasury Bill
7/27/00                                                            U.S.$     100               100
REPURCHASE AGREEMENT (2.0%)
Chase Securities Inc., 6.15%,
dated 6/31/00, due 7/03/00,
to be repurchased at U.S.$984,
collateralized by U.S.$1,045
United States Treasury Notes,
5.50%, due 5/15/09, valued at
U.S.$1,008                                                                   983               983
                                                                                      -------------
                                                                                             1,083
                                                                                      -------------
---------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost U.S.$2,531)                                                                            2,472
                                                                                      -------------
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                     AMOUNT               AMOUNT
                                                                      (000)                (000)
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
(Cost U.S.$50,339)                                                                   U.S.$  48,696
                                                                                     --------------
---------------------------------------------------------------------------------------------------
ASSETS
Cash                                                               U.S.$    464
Receivable for Investments
Sold                                                                      2,351
Interest Receivable                                                       1,005
Due from Broker                                                             927
Foreign Withholding Tax
Receivable                                                                    2
Other                                                                         11             4,760
                                                                   -------------      -------------
---------------------------------------------------------------------------------------------------
LIABILITIES
Securities Sold Short, at Value
(Proceeds U.S.$  882)                                                      (898)
Deferred Country Taxes                                                       (4)
Payable For:
Reverse Repurchase
Agreements                                                               (4,010)
Investments Purchased                                                    (3,961)
Dividends Declared                                                       (1,087)
Directors' Fees and
Expenses                                                                    (58)
Shareholder Reporting
Expenses                                                                    (42)
Investment Advisory Fees                                                    (36)
Professional Fees                                                           (32)
Administrative Fees                                                         (26)
Custodian Fees                                                              (13)
Net Unrealized Loss on
Foreign Currency
Exchange Contracts                                                           (3)
Other Liabilities                                                           (26)           (10,196)
                                                                   -------------      -------------
---------------------------------------------------------------------------------------------------
NET ASSETS
Applicable to 4,180,704, issued and
outstanding U.S.$ 0.01 par value shares
(100,000,000 shares authorized)                                                       U.S.$ 43,260
                                                                                      =============
---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                             U.S.$  10.35
                                                                                      =============
---------------------------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
Common Stock                                                                           U.S.$    42
Capital Surplus                                                                             58,140
Undistributed Net Investment Income                                                            246
Accumulated Net Realized Loss                                                              (13,512)
Unrealized Depreciation on Investments,
Foreign Currency Translation and
Futures Contracts (net of accrued foreign
taxes of U.S.$4 on unrealized
appreciation)                                                                               (1,656)
---------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                     U.S.$  43,260
                                                                                     ==============
---------------------------------------------------------------------------------------------------
 (a) -- Non-income producing.
 (b) -- Variable/floating -- rate security rate disclosed is as of
        June 30, 2000.
 (c) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2000. Maturity date disclosed is the ultimate maturity.
 (d) -- 144A Security -- certain conditions for public sale may exist.
 (e) -- Denotes all or a portion of securities subject to repurchase under
        Reverse Repurchase Agreements as of June 30, 2000. See note A-4 to financial statements.
 (f) -- Security in default.
  @  -- Value is less than U.S. $500.
 PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
---------------------------------------------------------------------------------------------------
FUTURES CONTRACTS:
At June 30, 2000, the following futures contracts were open:

                                                       NET
                NUMBER    NOTIONAL                 UNREALIZED
                  OF        VALUE     EXPIRATION   GAIN/LOSS
               CONTRACTS    (000)       DATE          (000)
              ----------- ---------   ----------   ---------
Long:
10 Year U.S
Treasury Note       2     U.S.$ 197     Sep-00      U.S.$  6
Short:                         =====                ========
Long Gilt           2     U.S.$ 227     Sep-00      U.S.$  3
                               =====                ========
---------------------------------------------------------------------------------------------------
                                               FACE
                                              AMOUNT        VALUE
                                               (000)        (000)
---------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT
ARGENTINA BOND
Republic of Agentina
Global Bond
11.375%, 01/30/17
(Total Proceeds U.S.$882)                U.S.$ 1, 000    U.S.$  898
                                                         ----------
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
JUNE 30, 2000 EXCHANGE RATES:
--------------------------------------------------------------------------------
ARP    Argentine Peso              0.999     = U.S.$ 1.00
EUR    Euro                        1.048     = U.S.$ 1.00
GBP    British Pound               0.661     = U.S.$ 1.00
TRL    Turkish Lira              620,445     = U.S.$ 1.00
--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2000, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                      NET
  CURRENCY                                   IN                   UNREALIZED
    TO                                    EXCHANGE                   GAIN
  DELIVER        VALUE       SETTLEMENT     FOR         VALUE       (LOSS)
   (000)         (000)         DATE        (000)        (000)        (000)
------------   -----------   ----------  ----------   ---------   ---------
EUR      150    U.S.$ 143    07/05/00    U.S.$  142    U.S.$ 142   U.S.$ (1)
U.S.$    267          267    07/05/00    EUR    286          273          6
U.S.$    130          130    07/05/00    EUR    137          130         --@
EUR      375          358    07/26/00    U.S.$  354          354         (4)
EUR    1,000          956    07/28/00    U.S.$  950          950         (6)
EUR      180          172    07/28/00    U.S.$  170          170         (2)
U.S.$     94           94    07/28/00    EUR    100           96          2
U.S.$     38           38    07/28/00    EUR     40           38         --@
EUR      136          130    08/07/00    U.S.$  130          130         --@
EUR       35           33    08/08/00    U.S.$   31           31         (2)
GBP      350          530    08/03/00    U.S.$  544          544         14
U.S.$     53           53    08/03/00    GBP     35           53         --@
EUR      175          167    08/10/00    U.S.$  157          157        (10)
               ----------                ----------                ---------
               U.S.$3,071                U.S.$3,068                U.S.$ (3)
               ==========                ==========                =========
--------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 2000

                                                        PERCENT
                                    VALUE               OF TOTAL
INDUSTRY                            (000)             INVESTMENTS
--------------------------------------------------------------------------------
Sovereign & Emerging Markets    U.S.$ 23,490            48.2%
Asset Backed Securities                1,311             2.7
Banks                                    282             0.6
Cable                                  1,874             3.8
Chemicals                                584             1.2
Energy                                   244             0.5
Financial                                518             1.1
Gaming                                 2,211             4.6
General Merchandise                      677             1.4
Healthcare                               992             2.0
Homebuilders/Building Materials          152             0.3
Hotel & Lodging                          500             1.0
Industrial                               594             1.2
Media & Entertainment                    964             2.0
Metals                                   425             0.9
Packaging                                396             0.8
Real Estate                              214             0.4
Retail                                   442             0.9
Telecommunications                    11,545            23.7
Utilities                                198             0.4
Other                                  1,083             2.3
                                ------------         ---------
                                U.S.$ 48,696           100.0%
                                ============         =========

    The accompanying notes are an integral part of the financial statements.

                                                                                                          SIX MONTHS
                                                                                                             ENDED
                                                                                                         JUNE 30, 2000
                                                                                                          (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                       (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest .............................................................................................   U.S.$    2,843
Dividends ............................................................................................               12
--------------------------------------------------------------------------------------------------------------------------
Total Income .........................................................................................            2,855
--------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees .............................................................................              223
Interest Expense on Borrowings .......................................................................              105
Administrative Fees ..................................................................................               73
Country Tax Expense ..................................................................................               65
Professional Fees ....................................................................................               44
Custodian Fees .......................................................................................               38
Shareholder Reporting Expenses .......................................................................               32
Directors' Fees and Expenses .........................................................................               15
Transfer Agent Fees ..................................................................................                3
Other Expenses .......................................................................................               27
--------------------------------------------------------------------------------------------------------------------------
Total Expenses .......................................................................................              625
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income ................................................................................            2,230
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold ...........................................................................            2,560
Foreign Currency Transactions ........................................................................             (208)
Futures Contracts ....................................................................................                2
--------------------------------------------------------------------------------------------------------------------------
Net Realized Gain ....................................................................................            2,354
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ..........................................................................           (3,340)
Appreciation on Foreign Currency Translations ........................................................               26
--------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation .......................................................           (3,314)
-------------------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation .................................             (960)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................................   U.S.$    1,270
==========================================================================================================================
                                                                                     SIX MONTHS ENDED
                                                                                     JUNE 30, 2000         YEAR ENDED
                                                                                      (UNAUDITED)      DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                       (000)                (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Income ..........................................................     U.S.$       2,230   U.S.$    4,825
Net Realized Gain (Loss) .......................................................                 2,354              (10)
Change in Unrealized Appreciation/Depreciation .................................                (3,314)           3,416
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations ...........................                 1,270            8,231
--------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ..........................................................                (2,174)          (4,387)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Reinvestment of Distributions (0 and 2,622 shares, respectively) ...............                    --               26
--------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                                                         (904)           3,870
Net Assets:
Beginning of Period ............................................................                44,164           40,294
--------------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment income of
U.S.$246 and U.S.$190, respectively .............................................    U.S.$      43,260   U.S.$   44,164
==========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                                       SIX MONTHS ENDED
                                                                                                          JUNE 30, 2000
                                                                                                           (UNAUDITED)
STATEMENT OF CASH FLOWS                                                                                        (000)
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
Proceeds from Sales of Investments ................................................................... U.S.$     41,012
Purchases of Investments .............................................................................          (39,564)
Net Decrease in Short-Term Investments ...............................................................              185
Net Realized Loss on Foreign Currency Transactions ...................................................             (208)
Investment Income ....................................................................................            2,338
Interest Expense Paid ................................................................................             (112)
Net Operating Expenses Paid ..........................................................................             (534)
---------------------------------------------------------------------------------------------------------------------------
Net Cash Provided from Investing and Operating Activities ............................................            3,117
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash Paid for Reverse Repurchase Agreements - Net ....................................................             (576)
Cash Distributions Paid ..............................................................................          (2,214)
--------------------------------------------------------------------------------------------------------------------------
Net Cash Used for Financing Activities ...............................................................           (2,790)
--------------------------------------------------------------------------------------------------------------------------
Net Increase in Cash .................................................................................              327
CASH AT BEGINNING OF PERIOD ..........................................................................              137
---------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD ................................................................................ U.S.$        464
===========================================================================================================================
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND OPERATING ACTIVITIES
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income ................................................................................ U.S.$      2,230
Proceeds from Sales of Investments ...................................................................           41,012
Purchases of Investments .............................................................................          (39,564)
Net Decrease in Short-Term Investments ...............................................................              185
Net Realized Loss on Foreign Currency Transactions ...................................................             (208)
Net Decrease in Receivables Related to Operations ....................................................              195
Net Decrease in Payables Related to Operations .......................................................              (13)
Accretion/Amortization of Discounts and Premiums .....................................................             (720)
---------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Investing and Operating Activities .............................................. U.S.$      3,117
===========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                               SIX MONTHS
SELECTED PER SHARE DATA                           ENDED                         YEARS ENDED DECEMBER 31,
AND RATIOS:                                   JUNE 30, 2000 ------------------------------------------------------------------------
                                               (UNAUDITED)      1999          1998           1997           1996            1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........  U.S.$ 10.56   U.S.$  9.64    U.S.$ 13.74    U.S.$ 14.86    U.S.$ 12.99    U.S.$ 12.25
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income.......................         0.53          1.15           1.23           1.29           1.71           1.61
Net Realized and Unrealized Gain (Loss) on
Investments.................................        (0.22)         0.82          (4.09)          1.19           2.15           0.72
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations............         0.31          1.97          (2.86)          2.48           3.86           2.33
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income.......................        (0.52)        (1.05)         (1.18)         (1.29)         (1.49)         (1.59)
In Excess of Net Investment Income..........           --            --             --          (0.01)            --             --
Net Realized Gain...........................           --            --             --          (2.25)         (0.50)            --
In Excess of Net Realized Gains.............           --            --          (0.06)         (0.05)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions.........................        (0.52)        (1.05)         (1.24)         (3.60)         (1.99)        (1.59)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............  U.S.$ 10.35   U.S.$ 10.56    U.S.$  9.64    U.S.$ 13.74    U.S.$ 14.86    U.S.$ 12.99
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD.......  U.S.$  8.63   U.S.$  8.38    U.S.$  8.31    U.S.$ 13.13    U.S.$ 14.63    U.S.$ 12.50
====================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value................................         9.27%        12.88%        (29.20)%        13.93%         34.44%         13.49%
Net Asset Value (1).........................         3.83%        22.73%        (21.57)%        17.38%         31.45%         20.34%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS).......  U.S.$43,260   U.S.$44,164    U.S.$40,294    U.S.$57,069    U.S.$61,591    U.S.$53,847
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.....         2.83%*        2.60%          2.59%          1.86%          2.00%          2.06%
Ratio of Expenses Excluding Interest Expense to
Average Net Assets..........................         2.35%*        2.08%          2.03%          1.75%          1.81%          1.95%
Ratio of Net Investment Income to Average
Net Assets..................................        10.10%*       11.53%         10.13%          8.15%         12.17%         13.07%
Portfolio Turnover Rate.....................           96%          125%           266%           333%           280%           160%
------------------------------------------------------------------------------------------------------------------------------------

 *  Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
--------

    Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (the "Fund") was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

    At June 30, 2000 the Fund had reverse repurchase agreements outstanding with Lehman Brothers and J.P. Morgan as follows:

                                                                  MATURITY IN
                                                                    LESS THAN
                                                                    365 DAYS
                                                                  -----------
    Value of Securities Subject to Repurchase ................    $ 4,378,000
    Liability Under Reverse Repurchase Agreement .............    $ 4,010,000
    Interest Rate ............................................         6.875%

    The average weekly balance of reverse repurchase agreements outstanding during the six month period ended June 30, 2000 was approximately $1,466,000 at a weighted average interest rate of 5.93%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on investment securities sold in the financial statements.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

8. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Par-ticipations") or assignments of all or a portion of Loans
    ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The
    Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund.
    When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

11. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

12. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

13. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

14. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

    The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

15. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six month period ended June 30, 2000, the Fund's investments in the derivative instruments described above only included foreign currency exchange contracts, securities sold short, structured securities and futures.

16. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the six month period ended June 30, 2000, the Fund made purchases and sales totaling $43,527,000 and $42,792,000, respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was $50,339,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $1,643,000 of which $1,672,000 related to appreciated securities and $3,315,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $15,296,000 to offset against future capital gains of which $13,340,000 will expire on December 31, 2006 and $1,956,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to shareholders.

F. A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

At June 30, 2000, approximately 12% of the Fund's total investments consist of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

Emerging market and high yield investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable, under the Plan, totaled $58,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During June 2000, the Board of Directors declared a dividend distribution of $0.26 per share, derived from net investment income, payable on July 14, 2000, to shareholders of record on June 30, 2000.

                        I. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                                 VOTES IN        VOTES        VOTES
PROPOSAL:                                                                        FAVOR OF       AGAINST     ABSTAINED
---------                                                                       ----------     ---------    ---------
1. To elect the following Directors: Andrew McNally IV ........................  3,653,035      90,077          --
                                     Frederick O. Robertshaw ..................  3,652,935      90,177          --
                                     Harold J. Schaaff, Jr ....................  3,653,035      90,077          --
                                     Fergus Reid ..............................  3,653,035      90,077          --
                                     Graham E. Jones ..........................  3,653,035      90,077          --
                                     John D. Barrett II .......................  3,653,035      90,077          --
                                     Samuel T. Reeves. ........................  3,653,035      90,077          --
                                     Gerard E. Jones ..........................  3,653,035      90,077          --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                                VOTES IN        VOTES        VOTES
PROPOSAL:                                                                       FAVOR OF       AGAINST     ABSTAINED
---------                                                                       ---------     ---------    ---------
2. To ratify the selection of Ernst & Young LLP as independent
   accountants of the Fund ...................................................  3,873,846      7,700        22,663

-------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

   Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

            Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. American Stock Transfer & Trust Company
            Dividend Reinvestment and Cash Purchase Plan
            40 Wall Street
            New York, NY 10005
            1-800-278-4353